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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 29, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                      1-31447                  74-0694415
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                         77002
           (Address of principal executive offices)          (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13265                 76-0511406
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                         77002
           (Address of principal executive offices)          (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------



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ITEM 5.  OTHER EVENTS.

         On November 3, 2003, CenterPoint Energy, Inc. announced that CenterPoint Energy Resources Corp. ("CERC") had issued senior notes totaling $160 million in a private placement with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of that press release is attached to this report as Exhibit 99.1.

         For a description of the senior notes, please refer to the Indenture dated as of February 1, 1998 between CERC (formerly NorAm Energy Corp.) and JPMorgan Chase Bank (successor to Chase Bank of Texas, National Association), as trustee (the "Indenture"), and to Supplemental Indenture No. 7 dated as of November 3, 2003, to the Indenture between CERC and JPMorgan Chase Bank, as trustee. The Indenture and Supplemental Indenture No. 7 are attached to this report as Exhibits 4.1 and 4.2, respectively. The Registration Rights Agreement dated as of November 3, 2003, among CERC, Barclays Capital Inc. and Credit Suisse First Boston LLC, as initial purchasers, relating to the senior notes is attached to this report as Exhibit 4.3.

         The senior notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibits are filed herewith:

         4.1 Indenture dated as of February 1, 1998 between CERC (formerly NorAm Energy Corp.) and JPMorgan Chase Bank (successor to Chase Bank of Texas, National Association), as trustee (the "Indenture") (incorporated by reference to Exhibit 4.1 to CERC's Current Report on Form 8-K dated February 5, 1998)

         4.2 Supplemental Indenture No. 7 dated as of November 3, 2003 to Indenture between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee

         4.3 Registration Rights Agreement dated as of November 3, 2003, among CenterPoint Energy Resources Corp., Barclays Capital Inc. and Credit Suisse First Boston LLC, as initial purchasers

         99.1 Press Release issued November 3, 2003 regarding private placement of senior notes




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY RESOURCES CORP.



Date: November 5, 2003                    By: /s/ James S. Brian
                                              ----------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CENTERPOINT ENERGY RESOURCES CORP.



Date: November 5, 2003                    By: /s/ James S. Brian
                                              ----------------------------------
                                              James S. Brian
                                              Senior Vice President and
                                              Chief Accounting Officer



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                                  EXHIBIT INDEX




        Exhibit
        Number                     Exhibit Description
        ------                     -------------------


         4.1 Indenture dated as of February 1, 1998 between CERC (formerly NorAm Energy Corp.) and JPMorgan Chase Bank (successor to Chase Bank of Texas, National Association), as trustee (the "Indenture") (incorporated by reference to Exhibit 4.1 to CERC's Current Report on Form 8-K dated February 5, 1998)

         4.2 Supplemental Indenture No. 7 dated as of November 3, 2003 to Indenture between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee

         4.3 Registration Rights Agreement dated as of November 3, 2003, among CenterPoint Energy Resources Corp., Barclays Capital Inc. and Credit Suisse First Boston LLC, as initial purchasers

         99.1 Press Release issued November 3, 2003 regarding private placement of senior notes